Exhibit 21

SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services (Canada), Ltd.	Canada	Kelly Services

Kelly Properties, Inc.	Michigan	Kelly Properties

Kelly Receivables Services, LLC	Delaware	Kelly Receivables Services

Kelly Staff Leasing, Inc.	California	Kelly Staff Leasing

Kelly Services (Ireland), Ltd. (a subsidiary of Kelly Properties, Inc.)	Delaware	Kelly Services

Kelly Services (UK), Ltd. (a subsidiary of Kelly Properties, Inc.)	United Kingdom	Kelly Services, Ltd.

Kelly Payroll Services Limited (a subsidiary of Kelly Services (UK), Ltd.)	United Kingdom	Kelly Services, Ltd.

Kelly Home Care Services, Inc.	Delaware	Kelly Home Care Services

Kelly Services (Australia), Ltd.	Delaware	Kelly Services

Kelly Services (New Zealand), Ltd.	Delaware	Kelly Services

Kelly Services of Denmark, Inc.	Delaware	Kelly Services

Kelly Services (Nederland), B.V.	The Netherlands	Kelly Services

Kelly Administratiekantoor B.V. (a subsidiary of Kelly Services (Nederland) B.V.)	The Netherlands	Kelly Services

Kelly Managed Services (Nederland) B.V. (a subsidiary of Kelly Services (Nederland) B.V.)	The Netherlands	Kelly Services

Kelly Services Norge A.S.	Norway	Kelly Services

Kelly Services Mexico, S.A. de C.V.	Mexico	Kelly Services

Outsourcing de Servicios y Manufactura, S.A. de C.V. (a subsidiary of Kelly Services Mexico)	Mexico	Kelly Services

QSM, S.A. de C.V. (a subsidiary of Kelly Services Mexico)	Mexico	Kelly Services

Kelly Services (Suisse) S.A.	Switzerland	Kelly Services

Kelly Services France, S.A.S.	France	Kelly Services

SUBSIDIARIES OF REGISTRANT (continued)

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name

Kelly Services Interim, S.A.S. (a subsidiary of Kelly Services France S.A.S)	France	Kelly Services

Competences RH (a subsidiary of Kelly Services France S.A.S.)	France	Competences RH

Kelly Services Luxembourg S.A.R.L.	Luxembourg	Kelly Services

Kelly Services Italia Srl (a subsidiary of Kelly Services, Inc. and	Italy	Kelly Services
Kelly Properties, Inc.)

Kelly Services (Societa di fornitura di lavoro temporaneo) SpA (a subsidiary of Kelly Services, Inc. and	Italy	Kelly Services
Kelly Properties, Inc.)

Kelly Management Services, Srl. (a subsidiary of Kelly Services, Inc. and	Italy	Kelly Management Services
Kelly Properties, Inc.)

Kelly Services Empleo Empresa de Trabajo	Spain	Kelly Services
Temporal, S.L. (a subsidiary of Kelly Services Seleccion y Formacion, S.L.)

Kelly Services Seleccion y Formacion, S.L.	Spain	Kelly Services

Kelly Services CIS, Inc.	Delaware	Kelly Services

ooo Kelly Services CIS	Russia	Kelly Services

Kelly Services Deutschland GmbH	Germany	Kelly Services

Kelly Services Consulting GmbH (a subsidiary of Kelly Services	Germany	Kelly Services
Deutschland GmbH)

Kelly Services Zeitarbeit GmbH & Co. OHG (a subsidiary of Kelly Services Consulting	Germany	Kelly Services
GmbH and Kelly Services Deutschland GmbH)

Kelly Services Personal Marketing GmbH (a subsidiary of Kelly Services	Germany	Kelly Services
Deutschland GmbH)

SUBSIDIARIES OF REGISTRANT (continued)

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name

Kelly Services Training GmbH (a subsidiary of Kelly Services Deutschland GmbH)	Germany	Kelly Services

Kelly Services Interim (Belgium) S.A., N.V.	Belgium	Kelly Services

Kelly Services Select (Belgium) S.A., N.V.	Belgium	Kelly Services

Kelly Services AB	Sweden	Kelly Services

Kelly Services (Singapore) Pte. Ltd.	Singapore	Kelly Services

BTI Consultants Pte. Ltd. (a subsidiary of Kelly Services (Singapore) Pte. Ltd.)	Singapore	BTI Consultants

Kelly Services (Malaysia) SDN. BHD.	Malaysia	Kelly Services

Agensi Pekerjaan BTI Consultants SDN. BHD.	Malaysia	BTI Consultants

BTI Consultants (India) Private Limited	India	BTI Consultants

Kelly Services India Private Limited (a subsidiary of BTI Consultants (India) Pvt. Ltd.)	India	Kelly Services

BTI Consultants Hong Kong Limited	Hong Kong	BTI Consultants

Kelly Services Hong Kong Limited	Hong Kong	Kelly Services

BTI Executive Placement (Thailand) Co. Ltd.	Thailand	BTI Consultants

PT Kelly Services Indonesia	Indonesia	BTI Consultants

Kelly Services Hungary Staffing Limited	Hungary	Kelly Services
Liability Company

Kelly Services Japan, Inc.	Japan	Kelly Services

Kelly Services Staffing (Thailand) Co. Ltd.	Thailand	Kelly Services

Kelly Services Insan Kaynaklari ve Danismanlik Ltd. Sti. (Kelly Services Human Resources and Consulting Ltd. – a subsidiary of Kelly Services, Inc., and Kelly Properties, Inc.)	Turkey	Kelly Services